UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

VITRAN CORPORATION INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person’(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(1)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

MANAGEMENT INFORMATION CIRCULAR
SOLICITATION OF PROXIES
AS OF THE 11TH DAY OF MARCH, 2005

(FOR USE AT THE ANNUAL AND SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 20, 2005)

THIS MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF VITRAN CORPORATION INC. (THE “COMPANY”) OF PROXIES FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (THE “MEETING”) of the Company to be held at the Toronto Stock Exchange Conference Centre Auditorium, The Exchange Tower, 130 King Street West, Toronto, Ontario, commencing at 4:30 in the afternoon (Toronto time), on Wednesday, April 20, 2005, and at any adjournment or adjournments thereof for the purposes set out in the foregoing notice of meeting. Holders of Common Shares who are unable to be present at the Meeting in person are requested to complete, sign, date and return the accompanying form of proxy to the Secretary of the Company, c/o Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, in time for use at the Meeting. An addressed envelope, with the postage prepaid, accompanies this Management Information Circular and may be used for such purpose. The cost of solicitation by Management will be borne directly by the Company. The solicitation will be primarily by mail; however, the directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile or in person.

Unless otherwise indicated, all dollar references herein are in United States dollars.

Appointment and Revocation of Proxies

The persons named in the accompanying form of proxy are officers or directors of the Company and shall represent Management at the meeting. A shareholder desiring to appoint some other person, who need not be a shareholder, to represent him at the Meeting may do so either by inserting such person’s name in the blank space provided in the form of proxy or by completing another form of proxy and in either case delivering the completed form of proxy addressed to the Secretary of Vitran Corporation Inc., c/o Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, no later than 4:30 pm (Toronto time) on the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman or Secretary of the Meeting at the beginning of the Meeting, or any adjournment thereof.

A proxy may be revoked by a shareholder:

(a)	by signing another form of proxy, bearing a later date, and depositing it with the Secretary of the Company; or

(b)	as to any matter on which a vote shall not have already been cast pursuant to the authority conferred by such proxy, by signing a written notice of revocation and delivering it to the Chairman or Secretary of the Meeting; or

(c)	by attending the Meeting in person and personally voting the shares represented by the proxy.

In addition to the revocation in accordance with any of the aforesaid procedures or in any other manner permitted by law, a proxy may be revoked under subsection 110(4) of the Business Corporations Act (Ontario) by depositing an instrument in writing executed by the shareholder or by his attorney authorized in writing (or if the shareholder is a corporation, by an officer or attorney thereof authorized in writing), either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the proxy is to be used or with the Chairman of the Meeting on the day of the Meeting or an adjournment thereof.

Exercise of Discretion by Proxies

The shares represented by the accompanying form of proxy will be voted or withheld from voting or voted for or against on any ballot that may be called for in accordance with the instructions of the shareholder executing it and if such shareholder specifies a choice with respect to any matter to be acted on at the Meeting the shares will be voted accordingly. In the absence of such instructions, such shares will be voted (i) on the election of the directors, in favour of the election of all the nominees for director named in this Management Information Circular; (ii) in favour of the appointment of KPMG llp as auditor of the Company and to authorize the directors to fix the remuneration of the auditors; and (iii) in favour of the resolution confirming an amendment to Section 10.10 of by-law No. 6 of the Company with respect to quorum for shareholders’ meetings . The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of meeting or other matters that may properly come before the Meeting. At the time of the printing of this Management Information Circular, Management knows of no such amendments or other matters to come before the Meeting other than the matters specifically identified in the accompanying notice of meeting. If, however, amendments or other matters properly come before the Meeting or any adjournment thereof, the persons designated in the accompanying form of proxy will vote thereon in accordance with their judgement pursuant to the discretionary authority conferred by the form of proxy with respect to such matters. A simple majority is required to carry any matter proposed to be placed before the Meeting for a vote.

Voting by Beneficial Shareholders

The information set forth in this section is important to the shareholders of the Company who do not hold their Common Shares in their own name.

Shareholders who hold shares through their brokers, intermediaries, trustees, or other nominees (such shareholders being collectively called “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the share register of the Company may be recognized and acted upon at the Meeting. If shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Company. Such shares will most likely be registered in the name of the broker or an agent of the broker. Such shares can only be voted by brokers, agents, or nominees (“Intermediaries”) and can only be voted by them in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their broker, agent, or nominee with this Management Proxy Circular and ensure they communicate how they would like their shares voted in accordance with those instructions.

Most brokers delegate responsibility for obtaining voting instructions from clients to a service company (a “Service Company”). The Service Company typically supplies a voting instruction form, mails those forms to Beneficial Shareholders, and asks those Beneficial Shareholders to return the forms to the Service Company or to follow the alternative voting procedures, as detailed on the voting instruction form. The Service Company then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares at the Meeting. A Beneficial Shareholder receiving a voting instruction form from the Service Company cannot use that form to vote shares directly at the Meeting. Instead, the Beneficial Shareholder must return the voting instruction form to the Service Company or follow the alternative voting procedures, as mentioned above, well in advance of the Meeting in order to ensure such shares are voted. Alternatively, a Beneficial Shareholder may be given a proxy that has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number of shares beneficially owned by the Beneficial Shareholder but which is not otherwise completed. Since the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Beneficial Shareholder when submitting the proxy. In this case, the Beneficial Shareholder who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified above.

In either case, the purpose of these procedures is to permit Beneficial Shareholders to direct the voting of the Common Shares of the Company, which they beneficially own. A Beneficial Shareholder who wishes to attend and vote at the Meeting in person (or to have another person attend and vote on behalf of the Beneficial Shareholder) should print the Beneficial Shareholder’s (or such other person’s) name in the blank space provided for that purpose in the first paragraph of the proxy form or, in the case of a voting instruction form, follow the corresponding instructions on that form. In either case, Beneficial Shareholders should carefully follow the instructions of their Intermediary and its service company, as applicable.

Voting Shares and Principal Holders Thereof

As at the date of this Management Information Circular, 12,423,678 Common Shares of the Company (the “Common Shares”) have been issued and are outstanding as fully paid and non-assessable, each carrying a right to one vote per share. The Company has no other shares of any other class issued and outstanding.

Each holder of issued and outstanding Common Shares of record on March 11, 2005, will be given notice of the Meeting and will be entitled to one vote per share at the Meeting except to the extent that, if such holder transfers any such shares after March 11, 2005, and the transferee produces properly endorsed share certificates or otherwise establishes that he owns such shares and demands no later than 10 days before the Meeting to be included in the list of Shareholders entitled to vote at the Meeting, the transferee shall be entitled to vote such shares at the Meeting.

The following table sets forth the information with respect to the beneficial ownership of Common Shares for (i) each director and director nominee, (ii) each executive officer, (iii) all current directors, director nominees and executive officers as a group, and (iv) to the knowledge of the directors and officers of the Company, the persons or companies beneficially owning, directly or indirectly, or exercising control or direction over, more than 5% of the outstanding Common Shares of the Company:

			Approximate Number of	Common Shares Subject
			Common Shares	to Stock Options
			Beneficially	Exercisable by March 11, 2005
			Owned Directly or Indirectly	or that Become
		% of Outstanding	or Over Which Control or	Exercisable Within
	Type of	Common	Direction is Exercised as	60 Days From
	Ownership	Shares (7)	of February 14, 2005 (1)	March 11, 2005

T. Rowe Price Associates	Direct	7.8%	974,900	Nil
100 East Pratt St.
Baltimore, MD, USA

Fidelity Investments	Direct	6.9%	864,360	Nil
82 Devonshire St.
Boston, MA. USA

Wasatch Advisors	Direct	6.9%	855,196	Nil
150 Social Hall Ave.
Salt Lake City, UT, USA

Richard E. Gaetz	(3)	2.7%	128,925	207,500
Mississauga, Canada

Richard D. McGraw	(2)	2.1%	196,443	69,500
Toronto, Canada

Anthony F. Griffiths	(4)	(9)	45,800	31,000
Toronto, Canada

Graham W. Savage (5)	n/a	(9)	Nil	4,000
Toronto, Canada

Georges Hébert	n/a	Nil	Nil	Nil
Montreal, Canada

William Deluce (6)	n/a	Nil	Nil	Nil
Toronto, Canada

Directors, Director Nominees		5.4%	371,168	318,900
and Executive Officers as a Group (8)

NOTES:

(1)	The information as to the number of Common Shares beneficially owned, directly or indirectly, or subject to stock options, by each director and director nominee or over which each director and director nominee exercises control or direction, not being within the knowledge of the Company, has been furnished by the respective directors and nominee directors individually.

(2)	These shares are held by Parkway Automotive Investments Limited, a corporation controlled by Mr. McGraw.

(3)	These shares are held as to 16,400 shares by two trusts of which Mr. Gaetz is a trustee, as to 43,405 shares by Mr. Gaetz’s spouse, and as to 69,120 shares held directly by Mr. Gaetz.

(4)	These shares are held as to 20,800 shares by 3102726 Canada Inc., a corporation over which Mr. Griffiths exercises control or direction, and as to 25,000 shares held directly by Mr. Griffiths. Mr. Griffiths is also a director of Odyssey Re Holding Limited, Crum & Foster Holdings Corp., Fairfax Financial Holdings Limited, Alliance Atlantis Communications Inc., and Leitch Technology Corp.

(5)	Mr. Savage is also a director of Hollinger International Inc. and Leitch Technology Corp.

(6)	Mr. Deluce is also a director of Nikron Technologies Inc.

(7)	Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are currently exercisable or that are or may become exercisable with 60 days of March 11, 2005 are deemed outstanding. There shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(8)	The holding of the directors, director nominees and executive officers as a group, includes Sean P. Washchuk, the Vice President Finance and Chief Financial Officer of the Corporation since 2004, (Age — 32) holds 6,900 stock options to purchase Common Shares exercisable within 60 days from March 11, 2004.

(9)	Less than 1%.

PARTICULARS OF MATTERS TO BE ACTED UPON

1. ELECTION OF DIRECTORS

The Articles of the Company provide that the Board of Directors of the Company shall consist of a minimum of 3 directors and a maximum of 15 directors. The Board of Directors of the Company has fixed the number of directors to be elected at the Meeting at 6. Unless authority to vote is withheld, the persons named in the accompanying form of proxy intend to vote for the election of the 6 nominees whose names are set forth below. All of the nominees are members of the Board of Directors of the Company and have been since the dates indicated in the table below.

Management does not contemplate that any of the nominees will not be able to serve as directors but, if that should occur for any reason prior to the Meeting, the persons named in the accompanying form of proxy reserve the right to vote for another nominee at their discretion unless the shareholder has specified in the form of proxy that his shares are to be withheld from voting on the election of directors. Unless authority to vote is withheld with respect to the election of directors, the persons named in the accompanying form of proxy intend to vote for the election of the persons nominated herein for election as directors. Each director elected will hold office until the next Annual Meeting of the Shareholders or until his successor is duly elected unless prior thereto he resigns or his office becomes vacant by death or other cause.

The following table and the notes thereto state the names of all persons proposed to be nominated for election as directors, all other positions and offices of the Company, or any of its significant affiliates, now held by them, their principal occupations or employment for the preceding 5 years, their periods of service as directors of the Company and indicates those nominees who are members of the Company’s audit committee, compensation committee and nominating and governance committee.

Director Since	Occupation & Employment Description

Richard D. McGraw (61) May 27, 1987	Mr. McGraw is the founding President and Chief Executive Officer of the Company. He served in this capacity from the inception of the Company until May of 2002 when he was appointed the non-executive Chairman of the Board of Directors. He is currently and has been for the last three years President and Chief Executive Officer of the Lochan Ora Group of Companies. (1) (2) (3) (8) (9)

Richard E. Gaetz (47) May 17, 1995	Mr. Gaetz succeeded Mr. McGraw as the President and Chief Executive officer of the Company in May of 2002. He held the positions of President and Chief Operating Officer of Vitran Distribution Systems since he joined the Company in 1989.

Anthony F. Griffiths (74) May 27, 1987	Mr. Griffiths is one of the founding shareholders of the Company and served as the Company’s Chairman of the Board of Directors since inception to May 2002. Over the last five years, Mr. Griffiths has been employed as an independent consultant and corporate director. (2) (3) (4) (5) (6)

Graham W. Savage (56) May 27, 1987	Mr. Savage has been a managing director at Callisto Capital L.P. since October 2002 and its Chairman since 2003. He was also a managing director at Savage Walker Capital Inc. from October 1998 to October 2002. (1) (7) (8)

Georges L. Hébert (57) April 21, 2004	Mr. Hébert is a co-owner of Prosys-Tec Inc. and has served as the President since August 2003. From 1988 to 1998, Mr. Hébert was the President of J.A. Provost Inc. (1) (8)

William S. Deluce (56) April 21, 2004	Mr. Deluce has been the President and Chief Executive Officer of CSAE Inc. since 1998 and also served as the President and Chief Executive Officer of McComas Industries International Inc. and SMT Surface Modification Technologies Inc. from 1998 to 2000. (2) (3)

NOTES:

(1)	Denotes member of Audit Committee.

(2)	Denotes member of Compensation Committee.

(3)	Denotes member of Nominating and Governance Committee.

(4)	Mr. Griffiths was formerly a director of Slater Steel Inc. On June 2, 2003, Slater Steel Inc. applied for and obtained an Order of the Ontario Superior Court of Justice under the Companies’ Creditors Arrangement Act (“CCAA”) for creditor protection and has since conducted an orderly wind-down.

(5)	Mr. Griffiths was formerly a director of Consumer Packaging Inc. during the period that it operated CCAA protection and two cease trade orders were issued on June 20, 2001 and September 19, 2001 with respect to management and insiders for failure to file financial statements and such cease trade orders were subsequently rescinded July 5, 2001 and October 31, 2001, respectively.

(6)	Mr. Griffiths was formerly a director of Brazilian Resources Inc. On May 30, 2001 and June 30, 2003 there were cease trade orders issued with respect to management and insiders by the Ontario Securities Commission and by the British Columbia Securities Commission for failure to file financial statements, and such cease trade orders were subsequently rescinded July 30, 2001 and October 16, 2003, respectively.

(7)	Mr. Savage has been designated by the board as being the financial expert on the Company’s Audit Committee. Mr. Savage is the former Senior Vice President Finance and Chief Financial Officer of Rogers Communications Inc.

(8)	Each member of the audit committee is able to read and understand the Company’s financial statements and is, therefore, “financially literate”.

(9)	Mr. McGraw does not meet the NASDAQ requirement with respect to independent membership of the audit committee, compensation committee and nominating and governance committee because Mr. McGraw served as an officer of the Company until May 2002. The Board of Directors believes that Mr. McGraw’s membership on the audit committee, compensation committee and nominating and governance committee is in the best interests of the Company and its shareholders. Therefore, in accordance with the exceptions provided pursuant to NASDAQ Market Place Rules the Board of Directors has determined that Mr. McGraw retain his membership on the above named committees for the ensuing year.

2. APPOINTMENT AND REMUNERATION OF AUDITOR

KPMG LLP has served as the Company’s auditor since 1989. A representative of KPMG LLP is expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to any appropriate questions. For the fiscal years ended December 31, 2004 and 2003, the fees billed by KPMG LLP to the Company for services were:

	Year ended December 31,
	2004		2003
Audit fees	US$	383,256	US$	259,324
Tax fees	Nil		Nil
All other fees	Nil			22,676

	US$	383,256	US$	282,000

All services provided by KPMG LLP to the Company for 2004 and 2003 were approved by the audit committee. For further details regarding the audit committee approval process please review the Company’s 2004 Annual Report on Form 10-K, reference to which is hereby made, and the information therein is incorporated herein by reference.

Unless authority to vote is withheld with respect to the appointment of the auditors, the persons named in the accompanying form of proxy intend to vote for the reappointment of KPMG LLP, Chartered Accountants, as auditor of the Company, to hold office until the next Annual Meeting of Shareholders and to authorize the directors to fix the remuneration of the auditor. KPMG LLP Chartered Accountants has been the auditor of the Company for more than five years.

3. AMENDMENT OF BY-LAWS OF THE COMPANY

The Company’s Common Shares have been approved for quotation on the NASDAQ Stock Market, Inc. (“NASDAQ”). On February 7, 2005, the Board of Directors authorized the amendment of by-law No. 6 of the Company so that the quorum for shareholders’ meetings of the Company would comply with the NASDAQ requirements. The amended by-law No. 6 of the Company provides that quorum for shareholders’ meetings of the Company consists of a minimum of two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled, holding or representing by proxy at least one-third of the Common Shares entitled to be voted at such meeting.

The Meeting has been called in part to consider and if deemed appropriate, to confirm the amendment of by-law No. 6 of the Company as described above.

The text of the resolution confirming the amendment of the by-laws to change the quorum requirement for shareholders’ meetings is set forth in Schedule B. To be effective, the resolution must be passed by a majority of the votes cast by the shareholders in respect of such resolution at the Meeting. Unless a choice is otherwise specified, it is intended that the Common Shares represented by proxies hereby solicited will be voted for such resolution. In the event that the resolution is not approved by the requisite majority, by-law No. 6 of the Company will not be amended.

STATEMENT OF EXECUTIVE COMPENSATION

Stock Option Plan

The information required appears in the Company’s 2004 Annual Report on Form 10-K, reference to which is hereby made, and the information therein is incorporated herein by reference.

Summary Compensation Table

The following table sets forth all compensation for the periods indicated, paid in respect of the individuals (the “Named Executive Officers”) who were, at December 31, 2004, the Chief Executive Officer and the most highly compensated executive officer (as defined in the Regulation to the Securities Act (Ontario)) of the Company earning in excess of CAD$100,000.

		Annual Compensation				Long-Term Compensation
						Awards			Payouts
								Restricted
								Shares
						Securities		or
					Other	Under		Restricted
		Salary		Bonus	Annual	Options		Share	LTIP	All Other
Name and Principal		(CAD)		(CAD)	Compensation	Granted		Units	Payouts	Compensation
Position	Year	($)		($)	($)	(#)		($)	($)	($)

Rick E. Gaetz
President & Chief Executive Officer	2004	380,000			(1)	40,000		Nil	Nil	Nil
(Chief Operating Officer	2003	368,000		368,000		Nil		Nil	Nil	Nil
until May 2, 2002)	2002	350,000		350,000		50,000		Nil	Nil	Nil

Sean P. Washchuk
Vice President Finance & Chief Financial Officer (effective September 20, 2004)	2004	43,750	(2)		(1)	55,000		Nil	Nil	Nil

Kevin A. Glass
Vice President Finance	2004	193,500		Nil	(1)	40,000	(3)	Nil	Nil	Nil
& Chief Financial Officer	2003	250,000		150,000		Nil		Nil	Nil	Nil
(until September 20, 2004)	2002	240,000		120,000		14,000		Nil	Nil	Nil

(1)	For each of the above Named Executive Officers, perquisites and other personal benefits were no greater than the lesser of CAD$50,000 and 10% of the total annual salary and bonus of such Named Executive Officers for the 2004 financial year.

(2)	The salary for Mr. Washchuk represents 3 months as the current Vice President Finance and Chief Financial Officer.

(3)	The stock options granted in 2004 to Mr. Glass, the former Vice President Finance and Chief Financial Officer, were cancelled subsequent to Mr. Glass’s resignation from the Company.

Employment Arrangements

The Company has entered into an arrangement effective February 25, 2003 with Mr. Gaetz providing for a termination payment in the event that his employment with the Company is terminated as a result of a change of control. The termination payment will be two and half times his average last three years salary and bonus. In addition, in the event of a change of control of the Company or a sale of all or substantially all of its assets, Mr. Gaetz may be entitled to a bonus based on the transaction value.

The Company has entered into a standard employment arrangement effective September 20, 2004 with Mr. Washchuk.

Share Compensation Arrangements

(a)	Options/SARs Granted to Named Executive Officers During the Most Recently Completed Financial Year

	Number
	of
	securities
	underlying		Percentage			Potential realizable value at assumed
	options		of total			annual rates of stock price appreciation
Name and Principal	granted		options	Exercise	Expiration	for option term
Position	(#)		granted	price	date	5%	10%

Rick E. Gaetz	40,000		11.3%	$15.55	March 2014	$391,172	$991,308
President and Chief Executive Officer

Sean P. Washchuk Vice President Finance & Chief Financial Officer	15,000		4.2%	$15.55	March 2014	$189,140	$479,318

Sean P. Washchuk Vice President Finance & Chief Financial Officer	40,000		11.3%	$16.09	October 2014	$404,757	$1,025,733

Kevin A. Glass	40,000	(1)	11.3%	$15.55	March 2014	Nil (1)	Nil (1)
Vice President Finance & Chief Financial Officer (until September 20, 2004)

(1)	The stock options granted in 2004 to Mr. Glass, the former Vice President Finance and Chief Financial Officer, were cancelled subsequent to Mr. Glass’s resignation from the Company.

During the financial year ended December 31, 2004, no stock appreciation rights (“SAR”) were granted to Named Executive Officers and, as of December 31, 2004, no SARs were outstanding.

(b)	Options Exercised by Named Executive Officers During the Most Recently Completed Financial Year and Financial Year-End Option Value

Details of options exercised by the Named Executive Officers of the Company during the financial year ended December 31, 2004 and the number and value of unexercised options as at December 31, 2004, are shown in the table set out below.

	Securities
	Acquired	Aggregate	Unexercised Options at		Value of Unexercised In-the-
	on	Value	December 31, 2004		Money Options
Name and Principal	Exercise	Realized	#		at December 31, 2004
Position	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Rick E. Gaetz
President and Chief Executive Officer	50,000	$550,020	186,500	76,000	$2,478,090	$639,410

Sean P. Washchuk
Vice President Finance & Chief Financial Officer	Nil	Nil	3,600	57,900	$47,007	$214,900

Kevin A. Glass
Vice President Finance & Chief Financial Officer (until September 20, 2004)	94,600	$999,060	Nil	Nil	Nil	Nil

The closing price of Vitran Corporation Inc. Common Shares on the American Stock Exchange and The Toronto Stock Exchange on December 31, 2004 was $17.10 and CAD$20.38, respectively.

REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee (the “Committee”) is comprised of outside and unrelated directors and is responsible for recommending to the Board: (a) the salary and bonus of the Chief Executive Officer; (b) on recommendation of the Chief Executive Officer, the salaries for other senior executives; and (c) incentive plans and policies for the Company and its subsidiaries. The Committee also reviews the expenses of the Chief Executive Officer and oversees the Stock Option Plan. From time to time the Committee may also review and make recommendations on other remuneration policies for the Company including compensation to directors.

Compensation for all executives and certain managers involves a base salary and a variable portion that can include a performance bonus and stock options. Compensation arrangements are designed to attract superior executive talent that will contribute significantly to the growth of the Company.

Bonus awards are made in recognition of the attainment of predetermined financial objectives and/or various subjective considerations including personal goals and objectives and the long range goals of the Company. The weighting of these factors varies with each executive depending on his or her responsibilities and as a result, bonus and stock option awards have and will likely continue to fluctuate significantly from year to year and from person to person. The bonuses for 2004 reflect the attainment of specific goals and other considerations.

The Company operates a 401K plan for certain employees in the United States and makes contributions according to specific policies and financial formulae. In Canada, the Company makes contribution to a Registered Retirement Savings Plan based on specific guidelines. There are no other pension plans or long term incentive programs other than stock option grants. Stock option grants reward the recipients as share value appreciates over the vesting period of the option, which is ten years. Awards are made from time to time based on the contributions of the individual involved to the success of the Company, the overall compensation package of the individual and the weighting of compensation between short and long term goals.

The Committee believes that the changes that have occurred in the compensation packages for its executives in 2004 represent adjustments for market conditions and personal and corporate performance. The compensation arrangements for its executives are believed to be reasonably competitive with executive compensation at comparable Canadian and US companies in the transportation industry. Some anomalies are unavoidable especially with the translation of US salaries into Canadian dollar equivalents; however, the Company tries to keep the compensation competitive within a geographic work area. The Committee will continue to review compensation policy to make sure that it remains fair to the Company and its employees and to ensure that the compensation paid relates in a satisfactory way to the short- and long-term objectives of the Company.

Presented by the Compensation Committee:	William S. Deluce, Chairman
Anthony F. Griffiths
Richard D. McGraw

Share Performance Graphs

The following graphs compare the total shareholder return over the last five years of the Company’s Common Shares assuming reinvestment of dividends at 100% of the market price on each of the dividend payment dates of CAD$100 invested on January 1, 1999:

	1999	2000	2001	2002	2003	2004
Vitran Corporation Inc. (VVN)	$100.00	$63.47	$39.36	$96.71	$267.79	$323.62
AMEX Total Index	$100.00	$102.37	$96.65	$94.00	$133.82	$163.56
Peer Group	$100.00	$94.39	$106.70	$106.17	$137.07	$191.83

Source: Fact Set Research Systems

(a)	Peer Group Index is market cap-weighted and includes ABFS, CENF, CNF, ODFL, OVNT, SCST, USFC and YELL.

NASDAQ Listing

Effective March 7, 2005 the Company’s Common Shares began trading on the NASDAQ under ticker symbol “VTNC”. The Company’s Common Shares were voluntarily de-listed from the AMEX effective March 4, 2005.

Compensation of Directors

Director and committee fees are paid to unrelated directors. For the financial year ended December 31, 2004, director fees were paid to five of the six directors of the Company on the basis of a retainer of CAD$12,000 plus CAD$1,000 for each meeting of the Board of Directors which was attended and an additional fee of CAD$13,000 was paid to Mr. McGraw as Chairman of the Board. Fees for each of the Compensation and Corporate Governance Committees were paid to three of six directors on the basis of a retainer of CAD$3,000 to the chair of each committee plus CAD$1,500 for each meeting. Fees for the Audit Committee were paid to three of six directors on the basis of a retainer of CAD$8,000 to the chair of the committee plus CAD$1,500 for each meeting.

Directors and Officers Insurance

The Company has purchased a policy of insurance for the benefit of its directors and officers, and the directors and officers of its subsidiaries, against liability incurred by them in the performance of their duties as directors and officers of the Company, or its subsidiaries, as the case may be. The amount of premium paid with respect to this policy for the financial year ended December 31, 2004 was $129,602. The policy does not specify that any part of the premium is paid in respect of either directors as a group or officers as a group. The entire premium is paid by the Company. The current annual policy limit is $20.0 million subject to a deductible of $1.0 million per occurrence. There have been no claims under the directors and officers insurance.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the United States Securities Exchange Act of 1934 requires directors, executive officers and persons who own beneficially more than 10% of the equity securities of the Company to file reports concerning their ownership of the Company’s equity securities with the United States Securities and Exchange Commission, the American Stock Exchange, and the Company.

CORPORATE GOVERNANCE

The corporate governance is the responsibility of the Board of Directors of the Company and is accomplished in concert with board committees and the senior management of the Company.

An effective system of corporate governance is recognized as a vital ingredient to the long-term financial performance of the Company. The Toronto Stock Exchange Committee on Corporate Governance in Canada has published guidelines for effective corporate governance. The TSX has adopted a policy (“TSX Policy”) that requires listed companies to annually disclose particulars of their corporate governance system in relation to these guidelines. The Company’s disclosure relating to its corporate governance practices is set out in tabular form in Schedule A to this Management Information Circular.

Mandate of the Board

The Board supervises the management and direction of the business and affairs of the Company. Management of the Company is delegated to senior management through the Chief Executive Officer of the Company. The Board reviews and monitors, on an ongoing basis, the strategic plans and objectives presented by senior management with a view to ensuring that they are in the best interests of the Company, and monitors the performance of the Chief Executive Officer. It also regularly reviews the financial results of the Company with the senior management and reports to shareholders on those results, as well as reviews the Company’s compliance with established policies and procedures.

To carry out its mandate, the Board has five scheduled meetings per year, with additional meetings as required.

Composition of the Board

The Board is composed of six members, five of whom are unrelated, as currently defined in the TSX Policy. The related director is Richard E. Gaetz, the President and Chief Executive Officer of Vitran Corporation Inc. The Chairman of the Board is not a member of management.
The following is a list of the Board’s committees and the number of meetings held in 2004.

	Committee	Number of Meetings
1	The Audit Committee	5
2	The Compensation Committee	3
3	The Nominating and Governance Committee	4

The Nominating and Governance Committee Charter is available free of charge on the Company’s web-site at www.vitran.com. The Audit Committee Charter is presented as Appendix A to this proxy statement.

Further details on the three committees of the Board are presented in Schedule A.

Director Attendance

The Board met five times during 2004. No director attended fewer than 75% of the total number of Board meetings and meetings held by committees on which such director served during 2004.

Consideration of Director Nominees

The Nominating and Governance Committee considers the criteria in the Nominating and Governance Committee charter in evaluating prospective nominees. The Committee ensures that the appropriate skills and qualities required of a new board member are considered.

The Nominating and Governance Committee will consider qualified director nominees recommended by shareholders’ when such recommendations are submitted in accordance with the Company’s policies. Any shareholder wishing to submit a candidate for consideration should the send the following information to the Secretary of the Company, Vitran Corporation Inc., 185 The West Mall, Suite 701, Toronto, Ontario, Canada, M9C 5L5. When submitting a nomination to the Company, a shareholder at the minimum must provide for each director nominee: name and address of shareholder submitting the candidate, shares owned beneficially and of record by such shareholder, name, age and address of the candidate, the candidate’s principal occupation over the past five years, current directorships on publicly held companies and investment companies, number of Company shares beneficially owned and of record and a signed statement of the candidate indicating willingness to serve on the Board of Directors, if elected.

Process of Shareholder Communications

Shareholder’s wishing to communicate with the Board of Directors should submit their written comments to the Secretary of the Company, Vitran Corporation Inc., 185 The West Mall, Suite 701, Toronto, Ontario, Canada, M9C 5L5. The Secretary of the Company will forward all communications (excluding advertisements, business solicitations, or material deemed to be for harassment purposes) to the individual director named in the communication.

CODE OF ETHICS AND PROFESSIONAL CONDUCT

The Company together with the Nominating and Governance Committee has established a Code of Ethics and Professional Conduct.

The Code of Ethics and Professional Conduct signifies voluntary assumption by the Company’s senior executives and directors of the obligation of self-discipline above and beyond the requirements of the law. The Code requires that the Company’s senior executives and directors deal fairly with customers, suppliers, fellow employees, and the general public. Acceptance of this Code is mandatory for the Company’s senior executives and directors. Failure to abide by the Code will serve as a basis for disciplinary action.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of three directors each of whom the Board has determined to be independent and financially literate under applicable TSX and NASDAQ rules. The Audit Committee oversees the Company’s financial reporting processes on behalf of the Board of Directors and operates under a written charter set out in Appendix A, which has been adopted by the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, as currently in effect. In addition, the Audit Committee has discussed with the independent auditors their independence from management and the Company, including the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect and has considered the compatibility of non-audit services with auditors’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the United States Securities and Exchange Commission.

The Audit Committee

Graham W. Savage, Chairman
Richard D. McGraw
Georges L. Hébert

ANNUAL REPORT ON FORM 10-K

Shareholders may obtain a copy of our Annual Report on Form 10-K as filed with Securities and Exchange Commission for the year ended December 31, 2004, without charge, from the Company’s website, www.vitran.com, or by writing to Sean P. Washchuk, Vice President Finance and Chief Financial Officer, Vitran Corporation Inc., 185 The West Mall, Suite 701, Toronto, Ontario, M9C 5L5, Canada. Exhibits are not included, but copies of them may be obtained upon payment of copying charges.

DEADLINE FOR SHAREHOLDER PROPOSALS

Any shareholder desiring to present a proposal for action at our 2006 Annual Meeting must deliver the proposal to the Company at its executive offices no later than November 21, 2005.

In addition to any other applicable requirements, for business to be properly brought before a meeting by a shareholder, the Business Corporation Act (Ontario) requires that a notice of proposal must be submitted to the Company by a shareholder entitled to vote at the meeting at least 60 days before the anniversary date of the last annual meeting, if the matter is to be raised at an annual meeting, or at lease 60 days before a meeting other than an annual meeting, if the matter is to be raised at a meeting other than an annual meeting.

INFORMATION INCORPORATED BY REFERENCE

The Company’s Annual Report on Form 10-K is herein incorporated by reference to this Management Information Circular.

GENERAL

Information contained herein is given as of the 11th day of March 2005, unless otherwise noted. If any matters which are not now known should properly come before the Meeting, the accompanying form of proxy will be voted on such matters in accordance with the best judgement of the person voting it. Management knows of no such matters. The content and sending of this Management Information Circular have been approved by the Board of Directors of the Company.

DATED at Toronto, this 11th day of March 2005.

By Order of the Board of Directors,

Sean P. Washchuk
Secretary

Schedule A.
Compliance by Vitran Corporation Inc. with TSX Corporate Governance Guidelines

Compliance
Corporate Governance Guideline		by Vitran	Reasons

1.	The board of directors of every corporation should explicitly assume responsibility for the stewardship of the corporation and, as part of the overall stewardship responsibility, should assume responsibility for the following matters:	Yes	•	The Board of Directors (the “Board”) reviews and monitors, on an ongoing basis, the strategic plans and objectives presented by senior management with a view to ensuring that they are in the best interests of the Company.

a)	Adoption of strategic planning process;		•	Annually the Board reviews and approves the comprehensive strategic plan and annual business plan.

b)	The identification of the principal risks of the corporation’s business and ensuring the implementation of appropriate systems to manage these risks;	Yes	•	The Board together with the senior executives of the Company identify and discuss the principle risks facing the Company and ensure the implementation of appropriate control systems.

			•	The Board receives and reviews a checklist and summary report of environmental, litigation, health and safety, maintenance and workers compensation issues on a quarterly basis.

c)	Succession planning, including appointing, training and monitoring senior management;	Yes	•	The Board is specifically responsible for recruiting, training, monitoring and succession planning for senior executives.

			•	The Nominating and Governance Committee with the Compensation Committee are responsible for reviewing and making recommendations to the Board regarding new employment, retirement and severance arrangements proposed to the Company’s senior executives.

			•	The regular supervision of senior management in their assigned responsibilities and a commitment, at all levels of the Company, to accountability to customers, shareholders, employees and community is part of the Nominating and Governance Committee mandate.

d)	A communications policy for the corporation;	Yes	•	The Board has approved and distributed a communications policy for the Company, its shareholders and the public.

			•	The Board reviews and approves in advance all press releases of a financial nature.

			•	The Company’s communication policy addresses the Company’s interface with analysts and the public and contains guidance in order to avoid selective disclosure.

			•	All publicly released information is made available through widely distributed news wire services and posted on www.vitran.com. Conference calls and live webcasts are held to report quarterly and annual results.

			•	Questions or comments from shareholders can be made at any time by calling or writing the Company’s head office in Toronto. Management will promptly deal with shareholder feedback, inquiries and concerns.

e)	The integrity of the corporation’s internal control and management information systems;	Yes	•	The Company’s internal controls are monitored on a regular basis by the Audit Committee. The Audit Committee is specifically responsible for gaining reasonable assurance of: i) the independent auditors qualifications, performance, independence and relationship with management; ii) ensuring that the Company’s audited financial statements present the financial position and results of operations fairly in accordance with generally accepted accounting principles and that accounting principles are appropriate in the circumstances; iii) the Company’s compliance with legal and regulatory requirements.

			•	The Board and the Audit Committee review and approve all financial statements prior to its release.

			•	The Board and the Audit Committee receive briefings on all significant matters relating to management information systems.

			•	The Board may approve significant information system capital expenditures on behalf of the Board with the requirement to report these capital expenditure approvals to the full Board at its next meeting.

			•	In accordance with the Sarbanes Oxley Act of 2002 (“S.O.A.”), the Company’s CEO and CFO are required to certify the annual financial statements and the accompanying disclosure included with its Annual Report on Form 10-K filing with the Securities and Exchange Commission in the United States. The CEO and CFO have signed the required 302 short form and the 906 long form certifications for the Company’s 2004 Annual Report on Form 10-K.

			•	For fiscal year ended December 31, 2004, the S.O.A. requires the CEO and CFO also to provide 404 certification that the Company has in place the necessary financial reporting internal controls. The CEO and CFO have signed and filed management’s report on financial reporting internal controls in accordance with Section 404 of the S.O.A. with the Company’s 2004 Annual Report on Form 10-K.

			•	Commencing the first quarter of 2004 the CEO and CFO also provided the required 302 short form and the 906 long form certifications for Quarterly Reports on Form 10-Q’s.

2.	The board of directors of every corporation should be constituted with a majority of individuals who qualify as unrelated directors. If the corporation has a significant shareholder, in addition to a majority of unrelated directors, the board should include a number of directors who do not have interest in or relationships with either the corporation or the significant shareholder and which fairly reflects the investment in the corporation by shareholder other than the significant shareholder.	Yes	•	The Board is composed of six members, five of whom are unrelated, as defined in the TSX Policy. The related director is Richard E. Gaetz, the President and Chief Executive Officer of the Company. The Chairman of the Board is not a member of management.

3.	The board of directors of a corporation is required to disclose on an annual basis whether the board has a majority of unrelated directors and is required to disclose the analysis of the application of the principles supporting its conclusions.	Yes	•	Richard E. Gaetz is a related director by virtue of his position as President and Chief Executive Officer of the Company.

For the remaining directors, none of them:
i) work in the day-to-day operations of the Company; ii) are party to any material contracts with the Company; and iii) receive, other than in their capacity as directors, any compensation from the Company or any of its subsidiaries.

			•	The following list of directors are deemed unrelated to the Company:
Richard D. McGraw
Anthony F. Griffiths
Georges L. Hébert
William S. Deluce
Graham W. Savage

4.	The board of directors of every corporation should appoint a committee of directors composed exclusively of outside directors, a majority of whom are unrelated directors, with the responsibility for proposing to the full board new nominees to the board and for assessing directors on an ongoing basis.	Yes	•	Due to the modest size of the Board, the Nominating and Governance Committee felt it was impractical to form a separate nominating committee for proposing new nominees to the Board and for assessing directors on an ongoing basis.

			•	Any member of the Board can recommend new members for the Board. Provided there is a consensus amongst all Directors, the prospective member will be proposed for election at the next annual meeting of shareholders.

			•	The Nominating and Governance Committee, comprised solely of outside, unrelated directors, reviews the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors.

5.	Every board of directors should implement a process to be carried out by the nominating committee or other appropriate committee for assessing the effectiveness of the Board as a whole, the committees of the Board and for assessing directors on an ongoing basis.	Yes	•	The Nominating and Governance Committee, comprised solely of outside, unrelated directors, reviews the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors.

6.	Every corporation, as an integral element of the process for appointing new directors, should provide an orientation and education program for new recruits to the board.	Yes	•	With regard to orientation, new Board members receive background information as well as a tour of the operations by the President and Chief Executive Officer.

			•	Each new director is provided with copies of all written committee mandates and charters, corporate policies, code of ethics, and business plans as well as a briefing of:

				1.	The nature of the business of the Company;
				2.	Current issues of the Company;
				3.	Current corporate strategy;
				4.	The Board’s and management expectation concerning input from the directors.

7.	Every board of directors should examine its size and undertake, where appropriate, a program to establish a board size that facilitates effective decision-making.	Yes	•	The Nominating and Governance Committee is responsible for reviewing with the Board on an annual basis the current composition of the Board. It is the recommendation of the Nominating and Governance Committee that the current composition of the Board is suitable to facilitate effective decision making for the Company.

8.	The board of directors should review the adequacy and form of the compensation of directors and ensure the compensation realistically reflects the responsibilities and risk involved in being an effective director.	Yes	•	The Corporate Nominating and Governance Committee is responsible for evaluating and making recommendations to the Board regarding compensation of the Company’s directors.

9.	Committees of the board of directors should generally be composed of outside directors, a majority of whom are unrelated directors.	Yes	•	The Committees of the Board are composed entirely of unrelated, non-management directors.

10.	Every board of directors should expressly assume responsibility for, or assign to a committee of directors, the general responsibility for developing the corporation’s approach to governance issues.	Yes	•	The Board has assigned the general responsibility for corporate governance to the Nominating and Governance Committee.

			•	The Nominating and Governance Committee, comprised solely of outside, unrelated directors, reviews the corporate governance policies to ensure that they are consistent with corporate objectives.

11.	The board of directors, together with the CEO, should develop position descriptions for the board and CEO, involving the limits to management’s responsibilities. In addition, the board should approve or develop the corporate objectives which the CEO is responsible for meeting.	Yes	•	In addition to the responsibilities and approvals explicitly described in points 1 to 10, the Board and its Committees, has:

				1.	written Governance Policies that set out the directors responsibilities,
				2.	written Committee Charters that detail the responsibilities of Committee members,
				3.	written position description for the CEO that is approved by the Compensation Committee.

12.	Every board of directors should have in place appropriate structures and procedures to ensure that the board can function independently of management.	Yes	•	The Board meets independently of management for a portion of each regularly scheduled meeting.

			•	The Board is composed of five out of six outside, unrelated directors.

			•	To ensure that the Board functions independently of management, there are three committees in place, all of which are comprised of unrelated directors.

			•	There is no formal system, which enables an individual director to engage an outside adviser at the expense of the Company in appropriate circumstances. However, where an appropriate situation arises, the Board will consider using an outside adviser to provide professional advice on certain issues.

13.	The audit committee of every board of directors should be composed only of unrelated directors. All the members of the audit committee should be financially literate and at least one member should have accounting or related financial expertise. The board shall adopt a charter for the audit committee which set out the roles and responsibilities of the audit committee which should be specifically defined so as to provide appropriate guidance to audit committee members as to their duties. The audit committee should have direct communication channels with the internal and external auditors to discuss and review specific issues as appropriate. The audit committee duties should include oversight responsibility for management reporting on internal control.	Yes	•	The Company’s Audit Committee is composed only of outside, unrelated directors. In accordance with the Audit Committee Charter, each member is financially literate and one member of the Audit Committee, Mr. Savage, has been designated by the Board as having financial expertise.

			•	The Company’s management, not the Audit Committee, is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures required to ensure compliance with generally accepted accounting standards and relevant laws.

			•	The Audit Committee serves a board level oversight role with its primary duties and responsibilities to:

				1.	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.
				2.	Monitor the independence and performance of the Company’s independent auditors and internal auditing department.
				3.	Provide an avenue of communication among the independent auditors, management, and the Board of Directors.
				4.	Review areas of potential significant financial risk to the Company.
				5.	Monitor compliance with legal and regulatory requirements.
				6.	Annually the Audit Committee reviews the Audit Committee Charter to ensure that it is consistent with the requirements of relevant legislations

			•	The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. The Committee recommended that the Board include the consolidated financial statements in the Company’s Annual Report on Form 10-K.

			•	A copy of the Company’s Audit Committee Charter is attached as Appendix A.

14.	The Board of directors should implement a system which enables an individual director to engage an outside advisor at the expense of the corporation in appropriate circumstances. The engagement of the outside advisor should be subject to the approval of an appropriate committee of the board.	Yes	•	While there is no formal system to enable an individual director to engage an outside adviser at the expense of the Company where an appropriate situation arises, the Board will use an outside adviser to provide professional advice on certain issues.

SCHEDULE B.

Shareholder Confirmation of Amendment to By-Law No. 6

BE IT RESOLVED that the amendment of the Corporation’s by-laws as set out below is hereby confirmed:

Section 10.10 of by-law No. 6 of the Corporation is hereby repealed in its entirety and the following substituted therefor:

10.10 Quorum - Subject to the Business Corporations Act (Ontario) in respect of a sole shareholder, a quorum for the transaction of business at any meeting of shareholders shall be a minimum of two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled, holding or representing by proxy at least one-third of the Common Shares entitled to be voted at such meeting. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present at the time appointed for the meeting or within a reasonable time thereafter as the shareholders may determine, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business.

Appendix A.

VITRAN CORPORATION INC.

AUDIT COMMITTEE CHARTER

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE PURPOSE

The Audit Committee (“Committee”) is appointed by the Board to assist the Board in fulfilling its oversight responsibilities of the Company. In so doing the Committee provides an avenue of communication among the independent auditors, management, and the Board. The Committee’s primary duties and responsibilities are to gain reasonable assurance of the following:

•	that the Company complies with the applicable laws, regulations, rules, policies and other requirements of governments, regulatory agencies and stock exchanges relating to financial reporting and disclosure;

•	that management of the Company has assessed areas of potential significant financial risk to the Company and taken appropriate measures;

•	the independence and satisfactory performance of duties by the Company’s independent auditors;

•	that the accounting principles, significant judgments and disclosures that underlie or are incorporated in the Company’s financial statements are the most appropriate in the prevailing circumstances;

•	that the Company’s quarterly and annual financial statements present fairly the Company’s financial position and performance in accordance with generally accepted accounting principles; and

•	that appropriate information concerning the financial position and performance of the Company is disseminated to the public in a timely manner.

II. AUDIT COMMITTEE COMPOSITION

Audit Committee members shall meet the requirements of all applicable stock exchanges and Securities Commissions and any other agencies having jurisdiction, including at the present time the NASDAQ, the TSX, the various Canadian Securities Regulators, and the Securities Exchange Commission (the “SEC”). The Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be independent non-executive Directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Committee shall be financially literate, which entails a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall be designated to have financial expertise. Financial expertise means that such Director has accounting or related financial management expertise through (i) education and experience as principal financial accounting officer, controller or auditor, (ii) experience actively supervising a principal financial accounting officer, controller or auditor, or (iii) experience overseeing or assessing the financial performance of companies or public accountants.

The Committee members shall be appointed by the Board. The Board shall designate the Chairman of the Committee annually.

III. RELIANCE ON EXPERTS

The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties and to set and pay the compensation for any advisors engaged by it. In so doing, each member of the Committee shall be entitled to rely in good faith upon:

(a)	financial statements of the Company represented to him or her by an officer of the Company or in a written report of the independent auditors to present fairly the financial position of the Company in accordance with generally accepted accounting principles; and

(b)	any report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by any such person.

The Committee shall also have the authority to communicate directly with the independent auditors.

IV. REMUNERATION OF COMMITTEE MEMBERS

No member of the Committee may earn fees from the Company or any of its subsidiaries other than directors’ fees (which fees may include cash, options or other in-kind consideration ordinarily available to directors). For greater certainty, no member of the Committee shall accept any consulting, advisory or other compensatory fee from the Company.

V. LIMITATIONS ON COMMITTEE’S DUTIES

In contributing to the Committee’s discharging of its duties under this Charter, each member of the Committee shall be obliged only to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Nothing in this Charter is intended, or may be construed, to impose on any member of the Committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which all Board members are subject.

VI. MEETINGS & OPERATING PROCEDURES

•	The Committee shall meet at least four times annually, or more frequently as circumstances dictate.

•	A quorum shall be a majority of the members.

•	In the absence of the Chairman of the Committee, the members shall appoint an acting Chairman.

•	A copy of the minutes of each meeting of the Committee shall be provided to each member of the Committee and to each Director of the Company in a timely fashion.

•	The Chairman of the Committee shall prepare and/or approve an agenda in advance of each meeting.

•	The Committee, in consultation with management and the independent auditors, shall develop and participate in a process for review of important financial topics that have the potential to impact the Company’s financial policies and disclosures.

•	The Committee shall communicate its expectations to management and the independent auditors with respect to the nature, timing and extent of its information needs. The Committee expects that written materials will be received from management and the independent auditors in advance of meeting dates.

•	The Committee should meet privately in executive session at least quarterly with (i) management, (ii) the independent auditors and (iii) as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

•	In addition, the Committee should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings.

•	The Committee shall annually review, discuss and assess its own performance. In addition, the Committee shall periodically review its role and responsibilities.

•	The Committee expects that, in discharging their responsibilities to the shareholders, the independent auditors shall be accountable to the Board through the Committee. The independent auditors shall report all material issues or potentially material issues to the Committee.

VII. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

The Committee shall:

•	Review and reassess the adequacy of this Charter at least annually, submit it to the Board for approval and ensure that it is in compliance with applicable regulations.

•	Review the Company’s annual audited financial statements and the accompanying Management Discussion and Analysis prior to filing or distribution, and report its findings for approval to the Board. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

•	Review the Company’s quarterly unaudited financial statements and the accompanying Management Discussion and Analysis prior to filing or distribution, and report its findings for approval to the Board. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

•	Review and, if appropriate, recommend approval to the Board of news releases and reports to shareholders issued by the Company with respect to the Company’s annual and quarterly financial statements, dividends and any other relevant financial matters.

•	Ensure that adequate procedures are in place for the review of the Company’s disclosure of financial information extracted or derived from the Company’s financial statements, other than the disclosure stated above, and periodically assess the adequacy of the those procedures.

•	In consultation with management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss with them significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

•	Review with management and the independent auditors the management certifications of the financial statements as required by the Sarbanes-Oxley Act of 2002 and the multilateral instrument on certification of disclosure in annual and interim filings[1], under applicable securities laws in Canada.

•	Review with management and the independent auditors the appropriateness of the Company’s accounting policies, disclosures, reserves, key estimates and judgments, including changes or alternatives thereto and to obtain reasonable assurance from each that they are in compliance with GAAP, and report thereon to the Board.

•	Review the following with management with the objective of obtaining reasonable assurance that financial risk is being effectively managed and controlled:

i. management’s tolerance for financial risks;

ii. management’s assessment of significant financial risks facing the Company;

iii. the Company’s policies, plans, processes and any proposed changes to those policies for controlling significant financial risks;

•	On at least an annual basis, review with the Company’s counsel, (i) any legal matters that could have a significant impact on the organizations’ financial statements, the Company’s compliance with applicable laws and regulations, and (ii) any inquiries received from regulators or governmental agencies.

[1]	Please note that under Multilateral Instrument 52-109 – Certification of Disclosure In Companies’ Annual And Interim Filings (the “Certification Rule”), issuers are required to electronically file with Canadian securities regulatory authorities a certificate in prescribed form, signed personally by the CEO and CFO, on an annual and quarterly basis.

Independent Auditors

The independent auditors are ultimately accountable to the Committee and the Board. The Committee shall:

•	Review the independence and performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

•	Assume direct responsibility for overseeing the work of the independent auditors engaged to prepare or issue an audit report or perform other audit, review or attest services for the Company, including the resolution of disagreements between management and the independent auditors regarding financial reporting.

•	Evaluate and recommend to the Board the independent auditors to be nominated to prepare or issue an audit report or perform other audit, review or attest services for the Company, and the compensation of those independent auditors.

•	Pre-approve all non-audit services to be provided to the Company or its subsidiary entities by its independent auditors. Authority to pre-approve non-audit services may be delegated to one or more independent members, provided that the pre-approval is presented to the full Committee at its first scheduled meeting following such pre-approval.

•	On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

•	Review the independent auditors’ audit plan, discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

•	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees.

•	Consider the independent auditors’ judgements about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	Review the results of independent audits and any change in accounting practices or policies and their impact on the financial statements.

•	Where there are unsettled issues raised by the independent auditors that do not have a material effect on the annual audited financial statements, require that there be a written response identifying a course of action that would lead to their resolution.

Other

The Committee shall:

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Review and approve the Company’s hiring policies regarding employees and former employees of the present and former independent auditors of the Company.

•	Review, through its Chairman, the travel and entertainment expenses of the President and Chief Executive Officer.

•	Ensure that the Company’s Annual Report on Form 10-K (the “10-K”) and annual information form (the “AIF”) contains the required, prescribed disclosure regarding the Committee, and if management solicits proxies from the Company’s security holders for the purpose of electing Directors to the Company’s Board, ensure that a cross-reference to the sections of the Company’s 10-K and AIF containing the required, prescribed disclosure is included in the Company’s management information circular.

GLOSSARY OF TERMS

Terms from the NASD Manual

     Independent Director – means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. [s. 4200 (15)]

The following persons shall not be considered independent:

(A)	a director who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company;

(B)	a director who accepted or who has a Family Member[2] who accepted any payments from the company or any parent or subsidiary of the company in excess of $60,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i)	compensation for board or board committee service;

(ii)	payments arising solely from investments in the company’s securities;

(iii)	compensation paid to a Family Member who is a non-executive employee of the company or a parent or subsidiary of the company;

(iv)	benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(v)	loans from a financial institution provided that the loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, (3) did not involve more than a normal degree of risk or other unfavorable factors, and (4) were not otherwise subject to the specific disclosure requirements of SEC Regulation S-K, Item 404;

(vi)	payments from a financial institution in connection with the deposit of funds or the financial institution acting in an agency capacity, provided such payments were (1) made in the ordinary course of business; (2) made on substantially the same terms as those prevailing at the time for comparable transactions with the general public; and (3) not otherwise subject to the disclosure requirements of SEC Regulation S-K, Item 404; or

(vii)	loans permitted under Section 13(k) of the Act.

     Provided, however, that in addition to the requirements contained in this paragraph (B), audit committee members are also subject to additional, more stringent requirements under Rule 4350(d).

(C)	a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer;

(D)	a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i)	payments arising solely from investments in the company’s securities; or

(ii)	payments under non-discretionary charitable contribution matching programs.

(E)	a director of the listed company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the listed company serve on the compensation committee of such other entity; or

(F)	a director who is, or has a Family Member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

(G)	in the case of an investment company, in lieu of paragraphs (A)-(F), a director who is an “interested person” of the company as defined in Section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the board of directors or any board committee.

Terms from the Audit Committee Rule

Audit Committee Composition

(A)	Each issuer must have, and certify that it has and will continue to have, an audit committee of at least three members, each of whom must: (i) be independent as defined under Rule 4200(a)(15); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Act (subject to the exemptions provided in Rule 10A- 3(c)); (iii) not have participated in the preparation of the financial statements of the company or any current subsidiary of the company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Additionally, each issuer must certify that it has, and will continue to have, at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

(B)	Notwithstanding paragraph (2)(A)(i), one director who: (i) is not independent as defined in Rule 4200, (ii) meets the criteria set forth in Section 10A(m)(3) under the act and the rules thereunder; and (iii) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the audit committee, if the board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the company and its shareholders, and the board discloses, in the next annual proxy statement subsequent to such determination (or, if the issuer does not file a proxy, in its Form 10-K or 20-F), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the audit committee.